Exhibit 10.20

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MARINE DOCK AND TERMINALING AGREEMENT

Between

SUNOCO PARTNERS MARKETING & TERMINALS L.P.

and

MOTIVA ENTERPRISES LLC

Dated as of December 15, 2006

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MARINE DOCK AND TERMINALING AGREEMENT

This Marine Dock and Terminaling Agreement (the “Agreement”) is made and entered into on this 15th day of December, 2006 by and between Sunoco Partners Marketing and Terminals L. P., a Texas limited partnership ("Sunoco Partners"), and Motiva Enterprises LLC, a Delaware Limited Liability Company (“Motiva”). (Sunoco Partners and Motiva shall be hereinafter referred to individually as “Party” or collectively as the “Parties”).

WITNESSETH

WHEREAS, Sunoco Partners owns and operates a marine storage and terminaling facility which is located at or near Nederland, Texas, including marine docks, tanks, and all other facilities and services in connection with the receipt, storage, measurement and delivery of crude oil from vessels and connecting pipelines (the “Nederland Terminal”);

WHEREAS, Motiva is a refining and marketing company that owns a refinery and related facilities located at Port Arthur, Jefferson County, Texas, including the facility located in Port Neches, Texas (the “Port Arthur Refinery”);

WHEREAS, Sunoco Partners proposes to design, engineer, construct and complete certain enhancements to the Nederland Terminal, as further described herein (the “Nederland Terminal Expansion”), and to achieve Facility Mechanical Completion by no later than January 1, 2010;

WHEREAS, the Parties hereto mutually desire that during the term of this Agreement Sunoco Partners shall provide certain terminaling services at the Nederland Terminal to Motiva, including delivery of crude oil to the approximately 12.1 mile, 30” pipeline linking the Nederland Terminal to the Port Arthur, Texas Refinery (the “Pipeline”);

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WHEREAS, Motiva and Sunoco Pipeline L.P. (“Sunoco”) will enter into a Throughput & Delivery Agreement for the receipt, transportation and delivery of Crude Oil from the Nederland Terminal to the Port Arthur Refinery via the Pipeline, as well as construction services related thereto (the “T&D Agreement”).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Sunoco Partners and Motiva hereby agree:

1.0 TERM OF THE AGREEMENT

This Agreement shall be in full force and effect on the Effective Date; however, the Term of this Agreement shall commence upon the Commencement Date (defined in Section 2.6) and, subject to the termination provisions set forth herein, shall continue for a term of ten (10) Contract Years (the “Term”). The Parties agree to enter good faith renewal negotiations following receipt of written notification by one Party to the other no later than four (4) years prior to the end of the Term. If the Parties cannot agree on the terms and conditions of a renewal of this Agreement within six (6) months from the date of the written notification, this Agreement will terminate at the end of the Term.

2.0 CONSTRUCTION AND COMMENCEMENT DATE

2.1 Sunoco Partners, at its sole cost and expense, will design, engineer, modify, construct, and equip, or caused to be designed, engineered, modified, constructed, and equipped, the Nederland Terminal in accordance with the specifications for the Nederland Terminal Expansion listed in EXHIBIT A. Without limitation to the foregoing, EXHIBIT A shall also include a construction schedule for the Nederland Terminal Expansion, construction progress reporting procedures, and capacity requirements designed to ensure that, following the Nederland Terminal Expansion, the Nederland Terminal will

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have sufficient capacity to receive, handle and store Crude Oil per Motiva’s requirements, as well as deliver such Crude Oil to the Pipeline. Should Motiva desire to change the scope of the Nederland Terminal Expansion after the Effective Date or during the Term hereof, the Parties will work together in good faith to implement any such change.

2.2 Motiva, at its option, may be represented on Sunoco Partners’ construction team, and may have a representative present at any and all times at all locations where Sunoco Partners or its subcontractors are engaged in the construction and/or operation of any part of the Nederland Terminal, in each case in an observer capacity only; provided, however, that Motiva shall have no rights to direct or control the construction and/or operation of the Nederland Terminal.

2.3 Sunoco Partners shall apply for and use commercially reasonable efforts to secure commercially reasonable terms on all rights-of-way (whether from private parties or any governmental agency or authority); licenses; permits; property rights of ingress and egress; certificates; servitudes; judgments, orders, or ruling; patents or patent licenses; operating agreements; and other authorizations (collectively “Authorizations”) as may be required for the purpose of providing, modifying, constructing, operating and maintaining the Nederland Terminal. Motiva shall use commercially reasonable efforts to comply with any commercially reasonable request from Sunoco Partners for assistance in seeking Authorizations.

2.4 The design and construction at the Nederland Terminal shall materially comply with all applicable federal, state, and local laws, regulations, ordinances, orders, and directives and generally accepted pipeline industry standards.

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2.5 As of the Effective Date, Sunoco Partners shall begin engineering and other work with respect to the Nederland Terminal Expansion and shall use all commercially reasonable efforts to cause the Nederland Terminal Expansion to achieve Facility Mechanical Completion on or before January 1, 2010, provided that this date shall be extended by any period of Force Majeure, by delays due to regulatory matters or inclement weather, or as may otherwise be agreed in writing by the Parties.

(a) Notwithstanding the foregoing, and as an incentive to achieving Facility Mechanical Completion of the Nederland Terminal Expansion ahead-of-schedule, Motiva will pay Sunoco Partners the Throughput Fees outlined in Section 7.1, plus [******] (the “Incentive Payment”), if (1) Sunoco Partners achieves Facility Mechanical Completion of the Nederland Terminal Expansion by December 1, 2009; and (2) Sunoco achieves Pipeline Mechanical Completion of the Pipeline, as required by the T&D Agreement, by December 1, 2009. Such Incentive Payment will only apply on the first [******] Barrels stored and handled at the Nederland Terminal during the first Contract Year.

(b) Should Sunoco Partners not achieve Facility Mechanical Completion of the Nederland Terminal Expansion by January 1, 2010, or should Sunoco not achieve Pipeline Mechanical Completion of the Pipeline, as required by the T&D Agreement, by January 1, 2010, for reasons other than Force Majeure, and should the Facility Mechanical Completion of the expansion project at the Port Arthur Refinery have been achieved by that date, then Sunoco Partners will credit Motiva (in the form of Prepaid Terminaling Credits) with the Base Throughput Fee multiplied by the pro rata Base Volume Amount for the period from January 1, 2010 until the Commencement Date, subject to Motiva’s obligation to exercise its commercially reasonable efforts to minimize such damages.

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(c) Should Sunoco Partners achieve Pipeline Mechanical Completion on or before December 1, 2009, and provided that Sunoco Partners has achieved Facility Mechanical Completion of at least one storage tank at the Nederland Terminal, then upon notice by Sunoco to Motiva of such Facility Mechanical Completion, Motiva shall throughput Crude Oil or cause Crude Oil to be throughput at the Facility, at the Base Throughput Fee outlined in Section 7.1, a minimum guaranteed volume of [******] Barrels per month (the “Pre-Commencement Date Obligation”), from the date of first crude oil delivery until the Commencement Date. Any excess or shortfall of the Pre-Commencement Date Obligation during any month prior to the Commencement Date shall be cumulatively carried forward to each succeeding month. Should Motiva fail to throughput the total Pre-Commencement Date Obligation by the end of the month immediately preceding the Commencement Date, then Motiva shall have the obligation to make a payment to Sunoco in an amount equal to the amount of such shortfall in barrels for the Pre-Commencement Date Obligation multiplied by the applicable rate, and Motiva shall have no further obligation to throughput any shortfall of Pre-Commencement Date Obligation barrels. Such payment to Sunoco will be made within fifteen (15) days after the Commencement Date.

2.6 The “Commencement Date” of this Agreement shall be the latter of: (i) the date that the expansion project at the Port Arthur Refinery achieves Facility Mechanical Completion; or (ii) the first day of the month following the date Sunoco Partners notifies

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Motiva in writing that Sunoco Partners has achieved Facility Mechanical Completion of the Nederland Terminal Expansion. Without prejudice to the foregoing, if the Commencement Date has not occurred by July 1, 2010 because the expansion project at the Port Arthur Refinery has not achieved Facility Mechanical Completion, then Motiva shall begin to pay Throughput Fees to Sunoco Partners, calculated based on the pro rata portion of the Base Volume Amount for the time period from July 1, 2010 until the Commencement Date, and Motiva shall receive Prepaid Terminaling Credits corresponding to such payments, subject to the provisions of Section 6.

2.7 Without prejudice to any other provision of this Agreement, Motiva shall have the option, exercisable at any time before 11:59 p.m. on July 1, 2007, to provide a written notice instructing Sunoco Partners to proceed with the construction of the dock and related facilities described on EXHIBIT B, under the terms provided therein (the “[******] Option”).

3.0 FACILITIES TO BE PROVIDED BY SUNOCO PARTNERS.

As part of the services to be provided at the Nederland Terminal, Sunoco Partners shall provide to Motiva the use of the following facilities at the Nederland Terminal in accordance with the terms and conditions set forth herein.

3.1 Facilities for Motiva’s Exclusive Use

During the Term, Sunoco Partners shall make the following facilities and related services at the Nederland Terminal available for Motiva’s exclusive use:

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(a) Sunoco Partners will provide Motiva with exclusive use of the following storage tanks:

	Shell	Max Fill	Back Gauge	Wk.
Rm. Tank#	(Barrels)	(Barrels)	(Barrels)	(Barrels)
No. 1				580,000
No. 2				580,000
No. 3				580,000

				1,740,000

(b) Substitution of similar storage tanks when required for Sunoco Partners’ convenience will be as mutually agreed between Sunoco Partners and Motiva.

(c) At Sunoco Partners’ discretion, any tank cleaning and gas freeing of storage tanks required at the end of the Term or as the result of a change of service will be paid by Motiva at Sunoco Partners’ actual cost (subject to verification by Motiva). Tank cleaning means squeegee clean suitable for Crude Oil service and gas freeing refers to tank farm safety standards and not certified hot work.

(d) Motiva will maintain a sufficient quantity of Crude Oil at the Nederland Terminal to float the roofs of the storage tanks until time of final exit of the Crude Oil, consistent with agreed operating procedures established between Sunoco Partners and Motiva.

3.2 For Motiva’s Non-Exclusive Use

During the Term, Sunoco Partners will provide, operate, and maintain for Motiva’s non-exclusive use at the Nederland Terminal facilities consisting of lines, pipes, gauges, berths, and pumping sufficient to receive and deliver Motiva’s Crude Oil, including the following:

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(a) The use of the following ship berths:

Berth #	Maximum Berth Capability
1	875’ LOA + 137’ Beam
2	1000’ LOA + 174’ Beam
3	1000’ LOA + 174’ Beam
4	1000’ LOA + 174’ Beam
5	1000’ LOA + 138’ Beam

The above ship berths shall have the following equipment:

Berth #1:	two (2) 12” loading hoses
continuous crude oil sampler

Berth #2:	four (4) 12” loading arms
continuous crude oil sampler
custody transfer meters

Berth #3:	four (4) 12” loading arms
continuous crude oil sampler
custody transfer meters

Berth #4:	four (4) 12” loading arms
continuous crude oil sampler
custody transfer meters

Berth #5:	four (4) 16” loading arms
continuous crude oil sampler
custody transfer meters

Sunoco shall exercise its commercially reasonable efforts to maintain the water depth at each of these ship berths at 40 (forty) feet below mean low water.

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(b) A mainline pump station and metering facility for deliveries of Crude Oil to the Pipeline will be provided and operated by Sunoco Partners. Capacity of such mainline pump station will be sufficient to provide up to [******] BPH pumping rate at a discharge pressure of 500 psig when pumping Crude Oil, based on the following assumptions:

(i) Pumping through the Pipeline from the Nederland Terminal to the Port Arthur Refinery.

(ii) Crude Oil with characteristics of 21º API Gravity and 500 SSU viscosity.

(iii) Delivery pressure at the inlet to the metering facility at the Port Arthur Refinery at 80 psig.

(c) A delivery metering facility for measurement to the Pipeline will be provided and operated by Sunoco Partners. The capacity of such facility will be a maximum of [******] BPH.

4.0 MAINTENANCE OF THE NEDERLAND TERMINAL

During the Term, Sunoco Partners shall use commercially reasonable efforts to operate the Nederland Terminal so as not to interrupt the flow of ratable deliveries to the Port Arthur Refinery, including by maintaining the Nederland Terminal and scheduling shutdowns for preventive maintenance in a manner that minimizes disruptions to Motiva hereunder. To the extent reasonably possible, Sunoco Partners shall provide Motiva with reasonable notice of any scheduled shutdown of the Nederland Terminal for maintenance which would materially and adversely affect Sunoco Partners’ performance hereunder. Sunoco Partners shall promptly perform any unscheduled maintenance of the Nederland Terminal, including without limitation any unscheduled maintenance required or reasonably requested by Motiva. During the Term of this Agreement, Sunoco will make commercially reasonable efforts to operate the Pipeline.

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5.0 SERVICES TO BE PERFORMED BY SUNOCO PARTNERS

5.1 Sunoco Partners agrees to receive deliveries of Crude Oil into the Nederland Terminal by vessel and to store such Crude Oil in tanks provided for Motiva’s use pursuant to Section 3.1, all in accordance with terms of this Agreement and conditions set forth in the latest edition of the Nederland Terminal Port Manual.

5.2 All Crude Oil received hereunder by Sunoco Partners shall have properties within the following limits:

Sulphur Content, wt%	4.5% Maximum
API Gravity	18 - 55 º API
True Vapor Pressure	Not greater than 10.5 psia at actual liquid storage temperature while in tanks at the Nederland Terminal
Viscosity	420 SSU @ 100° F and 1500 SSU @ 60° F (4000 SSU maximum)
Pour Point	50 deg. F. Max.
Hydrogen Sulfide	80 ppm Maximum in liquid
200 ppm Maximum in vapor

Sunoco Partners shall have no obligation to receive or handle any of Motiva’s Crude Oil with properties that do not meet the criteria specified above. Sunoco Partners may, in its sole discretion, elect to receive and handle such non-conforming Crude Oil, subject to the physical limitations of the Nederland Terminal and general terminal industry practice. In no event, however, shall Sunoco Partners be required to receive into storage tanks at the Nederland Terminal any Crude Oil with properties which would result, in Sunoco Partners’ sole opinion, in Sunoco Partners’ non-compliance with federal, state, or local regulatory requirements applicable to the Nederland Terminal.

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5.3 Sunoco Partners will perform routine physical inspections and laboratory tests of Crude Oil shipments and receipts in order to properly identify shipments and in order to ensure conformance with the above criteria. Motiva shall have the right to witness such inspections and tests.

5.4 Deliveries from the Nederland Terminal storage tanks will be made to the Pipeline in accordance with Motiva’s reasonable instructions and with scheduling practices for the Pipeline.

5.5 Sunoco Partners receives and delivers both sweet Crude Oil and sour Crude Oil (for the purpose of this Agreement, “sour Crude Oil” means Crude Oil with sulphur content greater than 0.5%) through certain common usage facilities (i.e., dock lines, pump suction lines, pumps, etc.). Mixing of sweet and sour Crude Oil in common usage facilities during receipt and redeliveries of Motiva's Crude Oil may occur. Motiva agrees that Sunoco Partners will not be liable for any resultant downgrading due to the mixing of Motiva's Crude Oil in common usage facilities at the Nederland Terminal. Sunoco Partners agrees to use commercially reasonable efforts to operate such common usage facilities in a manner which minimizes such downgrading, provided, however, that Sunoco Partners shall not be required to make line displacements.

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6.0 THROUGHPUT OBLIGATION AND DEFICIENCY PAYMENT

6.1 During each Contract Year of the Term or any renewal thereof, Motiva will throughput or cause to be throughput at the Nederland Terminal a volume of [******] Barrels of Crude Oil (the “Base Volume Amount”).

6.2 At the conclusion of each Contract Year, an accounting will be made of the quantities of Crude Oil that Motiva has throughput or caused to be throughput at the Nederland Terminal during such Contract Year. If, during any Contract Year, the shipments of Crude Oil that Motiva throughput or caused to be throughput at the Nederland Terminal do not meet or exceed the Base Volume Amount, then Motiva shall receive prepaid terminaling credits (“Prepaid Terminaling Credits”) equal to the difference between the Base Volume Amount and the number of Barrels of Crude Oil that Motiva actually throughput or caused to be throughput at the Nederland Terminal during that Contract Year (the “Base Volume Shortfall”).

6.3 Motiva may use Prepaid Terminaling Credits as credits against the payment of terminaling charges for Crude Oil that Motiva may throughput or cause to be throughput at the Nederland Terminal during the succeeding two (2) Contract Years, subject to Section 6.4 below. In the event Motiva holds unused Prepaid Terminaling Credits at the time of the termination or expiration of this Agreement (except for a termination by Sunoco Partners for a Motiva default), then Motiva shall have the one (1) year period immediately following such termination or expiration to use such Prepaid Termination Credits. In such event, Motiva shall notify Sunoco Partners of the number of Prepaid Termination Credits that Motiva plans to use during that one (1) year period, and within 30 (thirty) days of that notice, Motiva will provide to Sunoco Partners a schedule for the corresponding throughputs at the

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Nederland Terminal. Sunoco Partners shall designate tankage and facilities at the Nederland Terminal for Motiva’s throughputs according to that schedule. Any Prepaid Terminaling Credits that remain at the end of the one (1) year period will expire.

6.4 Motiva must first meet or exceed the Base Volume Amount during the applicable succeeding Contract Year before any Prepaid Terminaling Credits may be applied for quantities in excess of the Base Volume Amount; provided, however, that Motiva shall not be required to meet or exceed the Base Volume Amount in order to use Prepaid Terminaling Credits during the one (1) year period immediately following the termination or expiration of this Agreement.

6.5 If Motiva is unable to throughput the Base Volume Amount during any Contract Year due to Sunoco Partners’ failure to operate the Nederland Terminal in accordance with generally accepted terminal industry standards and the terminal industry practices and procedures used by a commercially reasonable operator, the Prepaid Terminaling Credits arising from the Base Volume Shortfall attributable to Sunoco Partners’ failure may be utilized by Motiva during any succeeding Contract Year during the Term or during the one (1) year period immediately following the termination or expiration of this Agreement (except for a termination by Sunoco Partners for a Motiva default).

7.0 FEES

7.1 Each Contract Year during the Term, Motiva shall pay to Sunoco Partners an amount equal to [******] Barrels multiplied by the then-current Throughput Fee (the “Base Throughput Fee”). The Base Throughput Fee in effect on the Effective Date will be [******] for each Barrel of Crude Oil, subject to indexation in accordance with the provisions of Section 7.8.

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7.2 For any Barrel of Crude Oil that Motiva throughputs during any Contract Year in excess of the Base Volume Amount, but less than [******] Barrels, Motiva shall pay to Sunoco Partners a Throughput Fee of [******] per Barrel, subject to indexation in accordance with the provisions of Section 7.8.

7.3 For any Barrel of Crude Oil that Motiva throughputs during any Contract Year in excess of [******] Barrels, Motiva shall pay to Sunoco Partners a Throughput Fee of [******] per Barrel, subject to indexation in accordance with the provisions of Section 7.8.

7.4 Motiva shall pay to Sunoco Partners a transfer fee of [******] for each Barrel of Crude Oil transferred at Motiva's request from a Motiva tank(s) to another Motiva tank at the Nederland Terminal. Barrels of Crude Oil so transferred shall not be charged against the Base Volume Amount.

7.5 Motiva shall pay to Sunoco Partners a marine loading fee of [******] for each Barrel of Crude loaded onto a ship or barge at the Nederland Terminal at Motiva’s request, subject to a determination by Sunoco Partners that operating conditions permit such loading.

7.6 All additional charges for mooring and unmooring of ships, independent inspection, laboratory testing, and other fees and costs required by the Nederland Terminal Port Manual shall be paid by Motiva.

7.7 Motiva hereby represents that it is properly registered with the Texas Comptroller of Public Accounts and will pay amounts corresponding to the Texas Coastal Protection Fee directly.

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7.8 Sunoco Partners and Motiva agree that beginning on the first annual anniversary of the Effective Date, all of the charges, prices, and fees stipulated in Section 7 will be subject to adjustment to reflect the positive or negative rate changes in the final Producers Price Index for Finished Goods (seasonally adjusted) as published by the U.S. Department of Labor, Bureau of Labor Statistics, for the previous twelve (12) month period. Adjustments will be calculated as follows:

Adjusted Fee = Throughput Fee for the immediately prior year + Adjustment

Where: Adjustment = [P2/P1 – 1 ] x (Throughput Fee for the immediately prior year)

Where:

P1 is the final Producers Price Index for Finished Good (PP1-FG)(seasonally adjusted) as published by the U.S. Department of Labor, Bureau of Labor Statistics, for the Contract Year immediately preceding the prior year.

P2 is the final Producers Price Index for Finished Goods (PP1-FG)(seasonally adjusted) as published by the U.S. Department of Labor, Bureau of Labor Statistics, for the prior year.

The adjustment calculated herein shall be capped at [******] per year during the period from the Effective Date until the Commencement Date. The Parties agree that the Throughput Fees for any Contract Year shall not be lower than the Throughput Fees in effect on the Effective Date.

7.9 In the event that during the term of this Agreement, any existing codes and applicable law, codes, or regulations are amended or new laws, codes and regulations are enacted or promulgated which, in either case, (a) generally apply to, affect, or impact all domestic, crude oil terminals which are located (whether entirely or partially) in the State of Texas and which are of comparable size, age, throughput capacity, and operational capability as the Nederland Terminal, and (b) will require Sunoco Partners to incur prior to the end of the Term (1) a capital expense improvement in excess of [******] to the berths, the tanks,

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and/or any other portion of the Nederland Terminal which is used by or for the benefit of Motiva under the terms of this Agreement, or (2) an increase in excess of [******] per Contract Year in the cost of operating the berths, the tanks, and/or any other portion of the Nederland Terminal which is used by or for the benefit of Motiva under the terms of this Agreement, then Sunoco Partners shall, upon written notice to Motiva, have the right to initiate negotiations for an adjustment in any of the charges and fees hereunder in order to compensate Sunoco Partners for any such additional fees, levies or costs.

In connection with Sunoco Partners’ request to initiate negotiations to adjust any of the charges, fees, or rates set forth in this Section 7, Sunoco Partners shall provide Motiva, at least ninety (90) days in advance of the effective date of any tariff adjustment, with a proper showing of the governmental requirement for such improvements, with a detailed description of the costs and expenses that Sunoco Partners would incur for such improvements, and an explanation of how such improvements are the most cost effective means to conform to such governmental requirements. Motiva shall have the right to verify such estimated costs and to inspect any of Sunoco Partners’ records related thereto.

If the Parties hereto are unable to mutually agree on an adjustment in the applicable tariff rates set forth in the Throughput Fee before it becomes necessary for Sunoco Partners to take such action so as to be in compliance with the new or amended law, code or regulation, Sunoco Partners shall charge, and Motiva shall pay the new tariff rate as specified by Sunoco Partners; provided, however, that Motiva may dispute the new tariff. In such event, Sunoco Partners shall seek to resolve such dispute in accordance with the procedures set forth in Section 26 hereof, and in the event such procedures result in a new tariff that is lower than that imposed by Sunoco Partners, Sunoco Partners shall refund to Motiva the amounts paid in excess of the new tariff so determined,

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for each volume of Crude Oil stored by Motiva at the Nederland Terminal during the period in which the dispute was pending resolution, plus interest at the Prime rate charged by Citibank, N.A., New York, calculated from the date of the Sunoco Partners notice provided under the first paragraph of this Section 7.9 until the date such new tariff is determined in accordance with Section 26.

8.0 BILLING AND PAYMENT

Sunoco Partners shall submit invoices to Motiva hereunder as follows:

8.1 Sunoco Partners shall invoice Motiva on or before the tenth (10th) day of each month for an amount corresponding to (i) one twelfth of the Base Volume Amount multiplied by the Base Throughput Fee; plus (ii) any amounts otherwise due and payable under Section 7 for the previous month;

8.2 Subject to Section 8.3, Motiva shall pay Sunoco Partners within twenty (20) days from the invoice date, regardless of whether the invoice was received before, on, or after the tenth (10th) day of the month, the amount specified on the invoice. Such payment shall be made by electronic transfer of immediately available funds to the bank and bank account set forth on each invoice. For any invoice submitted hereunder, Sunoco Partners shall provide any supporting documentation reasonably requested by Motiva.

8.3 Although Motiva may dispute in good faith the amount of any such invoice, Motiva shall timely pay to Sunoco Partners all amounts which Motiva concedes are correct. Motiva shall promptly notify Sunoco Partners in writing of any such dispute, and following receipt of such notice, Sunoco Partners shall promptly work with Motiva to resolve the dispute. If Motiva fails to pay any disputed amount within sixty (60) days after the date on

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which the Parties have finally resolved or settled such amount, or payment of such disputed amount has been finally adjudicated or otherwise resolved, whichever occurs first, Sunoco Partners, in addition to any other remedies it may have, may suspend service under this Agreement. No payment by Motiva of the amount of a disputed invoice shall prejudice the right of Motiva to claim an adjustment of the disputed invoice so long as such invoice is disputed in accordance with this paragraph.

8.4 Should Motiva fail to pay part or all of the amount of any undisputed invoice, or any disputed invoice which has been resolved for a period of sixty (60) days following the due date thereof, then Sunoco Partners may charge interest at the prime rate charged by Citibank, N.A., New York, New York (or any successor thereof) on the unpaid portion of the invoice, computed from the date payment is due until the date payment is received. If such failure to pay continues for sixty (60) days after such payment is due, Sunoco Partners, in addition to any other remedy it may have hereunder or otherwise, may suspend further service for Motiva under this Agreement until such undisputed amount is paid

9.0 INDEPENDENT CONTRACTOR

In performing services pursuant to this Agreement, Sunoco Partners is acting solely as an independent contractor maintaining complete control over its employees and operations. Neither Party is authorized to take any action in any way whatsoever for or on behalf of the other, except as may be necessary to prevent injury to persons or property, or, to contain, reduce or clean up any spills that may occur.

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10.0 FORCE MAJEURE

10.1 For purposes of this Agreement, “Force Majeure” shall mean, the occurrence of any of the following, for the period of time, if any, that the performance of a Party's material obligations under this Agreement are actually, materially, and reasonably delayed or prevented thereby, acts of God; strikes; lockouts; boycotts; picketing; labor or other industrial disturbance; explosions; nuclear reaction or radiation, radioactive contamination; acts of a public enemy; fires; acts of terrorism; explosions; material breakage of or material accidents to refinery equipment, the Nederland Terminal, lines of pipe, storage tanks, docks; wars (declared or undeclared); blockades; insurrections; riots; epidemics; landslides; earthquakes; storms; hurricanes; lightning; floods; extreme cold or freezing; extreme heat; washouts; arrests and restraints of governments (but excluding restraints occurring as a result of any violations, by the Party claiming the right to delay performance, of applicable law or the terms and provisions of this Agreement); confiscation or seizure by any government or public authority; compliance with any federal, state, or local law, or with any regulation, order, or rule of domestic or international governmental agencies, or authorities or representatives of any domestic or international government acting under claim or color of authority, including compliance with permitting regulation for the Nederland Terminal; the commandeering or requisitioning by United States civil or military authorities of any raw or component materials, Crude Oil, or facilities including, but not limited to, producing, manufacturing, transportation, and delivery facilities, and perils of navigation, even when occasioned by negligence, malfeasance, default, or errors in judgment; civil disturbances; or any other causes, whether of the kind herein enumerated or otherwise, the foregoing of which in any event are not (i) reasonably within the control of the Party (or its Affiliates) claiming the right to delay performance or (ii) the result of the gross negligence or willful misconduct of the Party (or its Affiliates) claiming the right to delay performance. Force Majeure shall not include (i) increases in costs of materials; or (ii) a party’s financial inability to perform.

10.2 Subject to the provisions of this Section 10, if a Party is prevented from performing its obligations under this Agreement due to an event of Force Majeure, then, to the extent that it is affected by the event of Force Majeure, the obligations of that Party shall be

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deferred during the continuance of that Party's inability to perform caused by the event of Force Majeure, but for no longer period. If a Force Majeure event renders any Party unable, in whole or in part, to carry out its obligations under this Agreement, that Party must give the other Party notice and full particulars in writing as soon as practicable after the occurrence of the causes relied on, or give notice by telephone and follow the notice with a written confirmation within forty-eight (48) hours. The Party providing the notice shall use commercially reasonable efforts to (a) ameliorate the conditions; (b) resume the continuation of its performance under this Agreement; and (c) minimize the impact of the condition on the other Parties. No Party shall be compelled to resolve any strikes, lockouts, or other industrial disputes other than as it shall determine to be in its best interests.

10.3 If a Force Majeure event declared by Sunoco Partners results in Motiva being unable to throughput or cause to be throughput the Base Volume Amount at the Nederland Terminal during any Contract Year(s), then the Base Volume Amount for such Contract Year(s), shall be reduced in the same proportion and for the same period of time as Motiva’s ability to throughput is so affected, and Motiva shall have no obligation (including payment obligation) for any amount in excess of the reduced volume. If a Force Majeure event extends (or is reasonably expected to extend) beyond two hundred seventy (270) days, or upon notice from Sunoco Partners that such Force Majeure event is reasonably expected to extend beyond two hundred seventy (270) days, Motiva may terminate this Agreement, negotiate new Throughput Fees and/or negotiate to extend the Term.

10.4 If a Force Majeure event declared by Motiva results in Motiva being unable to throughput all or part of the Base Volume Amount at the Nederland Terminal or receive all or part of the Base Volume Amount at the Port Arthur Refinery during a Contract Year, then upon resolution of that Force Majeure event, Sunoco shall calculate a “Force Majeure Deficiency Volume,” defined herein as being equal to (1) the Base Volume Amount for the affected Contract Year; divided by (2) 365; multiplied by (3) the number of days during that Contract Year that the Force Majeure event was in effect; minus (4) the actual volume of Crude Oil that Motiva shipped through the Pipeline, if any, during the period affected by the Force Majeure event.

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(i) The occurrence of a Force Majeure event declared by Motiva will not relieve Motiva of the obligation to throughput or cause to be throughput the Force Majeure Deficiency Volume, provided that Motiva may throughput or cause to be throughput the Force Majeure Deficiency Volume during any future Contract Year(s) during the Term.

(ii) At the end of any Contract Year during the Term, Motiva shall have the option to notify Sunoco Partners that Motiva wishes to apply any volumes of Crude Oil that Motiva throughput or caused to be throughput at the Nederland Terminal during that Contract Year in excess of the Base Volume Amount to reduce any previously incurred Force Majeure Deficiency Volume.

(iii) If a Force Majeure Deficiency Volume remains upon the expiration or termination of this Agreement, then Motiva shall have the right, during a time period corresponding to the number of days that the Force Majeure was in effect, to throughput or cause to be throughput the Force Majeure Deficiency Volume at the Base Throughput Rate.

10.5 Motiva acknowledges that the availability of the tanks provided in this Agreement is subject to Sunoco Partners’ overriding obligations to perform crude oil drawdown pursuant to its Strategic Petroleum Reserve ("SPR") contracts with the United States Department of Energy, and Sunoco Partners may require Motiva to remove such portion of its Crude Oil in the tanks as is necessary to permit Sunoco Partners to comply with SPR requirements in the event of a national emergency. Such an event will be considered a Force Majeure event for purposes of this Agreement.

11.0 MEASUREMENT

11.1 Measurement of quantities of Crude Oil stored at the Nederland Terminal by Motiva and delivered from the Nederland Terminal to the Pipeline or ship/barges shall be based on one of the following methods, in descending order:

(a) Certified meters proven in accordance with API Standards;

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(b) Certified shore tank gauge tables; or

(c) Certified delivery meters, +/- remaining stock on hand.

All quantities measured will be corrected for temperature to sixty degrees (60º) Fahrenheit in accordance with the latest edition of the API MPMS Table 6A/Table VI or ASTM International Petroleum Measurement Tables, Designation D-1250-IP 200, or any amendments or changes thereto that are agreed to by the Parties.

11.2 The API Gravity and quantities of sediment and water contained in Crude Oil delivered to the Nederland Terminal by Motiva from vessels shall be based on the following methods, in descending order, as follows:

(a) When certified meters are used:

(i) Receipts

1. The Nederland Terminal's automatic in-line sampling system;

2. If the Nederland Terminal's automatic in-line sampling system fails, the API sampling of the Nederland Terminal's shore tanks; or

3. If the Nederland Terminal's automatic in-line sampling system and the API sampling of the Nederland Terminal's shore tanks are in doubt, then by mutual consent, the vessel's composite sample in conjunction with the vessel's free water.

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(ii) Deliveries

1. The Nederland Terminal's automatic in-line sampling system;

2. If the Nederland Terminal's automatic in-line sampling system fails, the API sampling of the Nederland Terminal's shore tanks; or

3. If the Nederland Terminal's automatic in-line sampling system and the API sampling of the Nederland Terminal's shore tanks is in doubt, then by mutual consent.

(b) When certified shore tank tables are used:

(i) Receipts

1. The Nederland Terminal's automatic in-line sampling system

2. If the Nederland Terminal's automatic in-line sampling system fails, the API sampling of the Nederland Terminal's shore tanks; or

3. If the Nederland Terminal's automatic in-line sampling system and the API sampling of the Nederland Terminal's shore tanks is in doubt, then by mutual consent, the vessel's composite sample in conjunction with the vessel's free water.

After receipt of Crude Oil from a vessel, a minimum settling period of twelve (12) hours shall be allowed unless mutually waived by the Parties in writing

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(ii) Deliveries

1. API sampling of tanks

After delivery of Crude Oil from a tank or tanks, a minimum settling period of either (a) eight (8) hours after mixers cease, or (b) four (4) hours after delivery is complete without mixers (which ever occurs later) shall be allowed unless waived by the Parties in writing.

11.3 The measurement of quantities of sediment and water contained in Crude Oil receipts from vessels shall be determined by methods ASTM D4807 for Sediment and ASTM D4928 for Water.

11.4 It is agreed that upon Motiva’s request and reasonable notice, Sunoco Partners will allow Motiva to witness the gauging of the storage tanks by an independent inspector or Motiva’s representative for the purpose of determining the number of Barrels of Crude Oil delivered by Motiva to and from the Nederland Terminal; however, all charges associated with such independent inspection will be for Motiva’s account. Nederland Terminal personnel will determine the quantity of Motiva’s Crude Oil delivered. Motiva shall have the right to witness all such determinations by Sunoco Partners personnel, however, in the absence of Motiva’s representatives, the quantities determined by Sunoco Partners personnel shall be deemed correct unless proven in error.

11.5 Sunoco Partners will provide to Motiva a monthly closing statement for all receipts and deliveries of Crude Oil for Motiva at the Nederland Terminal. Motiva shall have the right, upon reasonable notice and during reasonable business hours, to audit Sunoco Partners’ records relating to receipts and deliveries of Motiva's Crude Oil at the Nederland Terminal.

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11.6 All quantity determinations shall be conclusively presumed to be correct thirty (30) days after the date of measurement, unless within such period Motiva objects to the quantity determination by notifying Sunoco Partners in a writing specifically describing the objection.

12.0 SAMPLING and TESTING for RVP

In order to eliminate any doubt or confusion (and resulting delays) regarding the decision to offload marine vessels containing high Reid Vapor Pressure (“RVP”) Crude Oil or condensate delivered by Motiva to the Nederland Terminal, and to ensure compliance with state and federal air regulations regarding True Vapor Pressure (“TVP”) requirements (maximum 10.9 TVP) the following procedures will be utilized regarding sampling and testing for RVP.

12.1 Sampling: Sunoco Partners’ Nederland Terminal dock operators will secure representative vessel tank samples of Crude Oil from not less than three random tanks (e.g., 2p, 4s, 6c) using API 8.1 guidelines for obtaining an all levels sample from each of these three compartments. These samples may be obtained from an independent inspector if available, but will otherwise be obtained by the dock operator specifically for RVP testing. These samples shall be in addition to all other samples of Crude Oil from the vessel taken for cargo quantity/quality measurement purposes prior to discharge at the Nederland Terminal. The dock operator will label these samples for RVP testing and forward them to the Nederland Terminal’s laboratory for testing. The cost for the RVP testing of Crude Oil by the Nederland Terminal laboratory will be for the account of Sunoco Partners. The independent inspector (if utilized) may also forward similar samples of Crude Oil it obtains to its laboratory for RVP testing, however, all charges for such laboratory testing of RVP by the independent inspector shall be for Motiva’s account.

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12.2 Testing for RVP: The Sunoco Partners laboratory technician(s) located at the Nederland Terminal will perform RVP testing according to ASTM 5191 on the three (3) RVP samples from the ship or barge, and will report results to the duty foreman located at the Nederland Terminal.

(a) The maximum RVP for condensate cargoes deemed acceptable to receive into the Nederland Terminal’s storage tanks will be:

Summer Months (May, June, July, Aug., Sept. Oct.)	less than 11.9 RVP
Winter Months (Nov., Dec., Jan., Feb., Mar., Apr.)	less than 14.0 RVP

(b) The maximum RVP for Crude Oil cargoes deemed acceptable to receive into the Nederland Terminal’s storage tanks will be:

Summer Months (May, June, July, Aug., Sept. Oct.)	less than 8.9 RVP
Winter Months (Nov., Dec., Jan., Feb., Mar., Apr.)	less than 9.8 RVP

The independent inspector (if utilized) may also have its laboratory perform RVP testing. If this occurs, the result from the laboratory testing should be communicated verbally and in writing to the Sunoco Partners duty foreman located at the Nederland Terminal.

12.3 Re-Sample/Re-Test Procedure: The only time the Crude Oil from a marine vessel will be re-sampled and re-tested for RVP will be as follows:

(a) If Sunoco Partners’ Nederland Terminal laboratory test result shows that the cargo fails to meet the RVP standard, but differs from an independent inspector’s laboratory results outside of the repeatability specifications (.03), or

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(b) If the load port sample analysis is substantially different than Sunoco Partners’ Nederland Terminal laboratory RVP test results, with either of them showing that the cargo fails to meet RVP standards.

Should either of the above listed instances occur, operations personnel at the Nederland Terminal shall obtain RVP samples from every cargo compartment on the marine vessel for RVP testing at the Nederland Terminal laboratory, at Motiva’s sole expense. An independent inspector (if utilized) should be notified in order to witness or assist in the re-sampling effort if Motiva so chooses. If such independent inspector obtains duplicate samples and delivers them for RVP testing at a laboratory, the results should be communicated both verbally and in writing to the duty foreman located at the Nederland Terminal.

12.4 Determination of Failure to meet the RVP Standards: If the Nederland Terminal duty foreman determines that the cargo on the marine vessel fails to meet the RVP requirements for receipt into the Nederland Terminal, the following will occur:

(a) The Nederland Terminal duty foreman will notify the operations supervisor and superintendent.

(b) The Nederland Terminal duty foreman will notify Motiva’s operations contact (scheduler).

(c) Nederland Terminal’s marketing representative will be notified in order to communicate with Motiva’s contract administrator.

(d) Sunoco Partners’ HSES representative will be contacted for compliance information.

(e) A letter of protest will be issued to the Captain of the vessel by Motiva.

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13.0 DEFAULT /TERMINATION

13.1 Either Party may terminate this Agreement by written notice to the other Party if the other Party shall become insolvent or shall make an assignment for the benefit of creditors, or if any of the business or property of either Party shall come into the possession of a receiver or of any other governmental or court agency acting on behalf of creditors, or if any proceedings under any bankruptcy or insolvency act or acts for the relief of debtors shall be commenced against, by or in respect of either Party, or if any execution shall be issued against the property of either Party, or if any judgment against either Party, not fully bonded, shall remain unpaid in whole or in part for at least sixty (60) days after the entry thereof. Any termination pursuant to this paragraph shall become effective on the date specified in the Party’s notice, but in no event prior to actual receipt by the other Party.

13.2 Notwithstanding anything in this Agreement to the contrary, Motiva shall have the right, without cause and for its sole convenience, to cancel this Agreement in its entirety at any time prior to the Commencement Date. If Motiva cancels this Agreement, Motiva shall also cancel the T&D Agreement in accordance with its terms. If Motiva cancels this Agreement as herein provided, Sunoco Partners shall have the option to either (i) retain ownership of the Nederland Terminal Expansion, including but not limited to permits, engineering documents, and equipment delivered on order; or (ii) assign to Motiva all right, title and interest in and to the Nederland Terminal Expansion to the extent of the construction completed in performance of this Agreement on the date of the termination (“Work Product”), including but not limited to permits, engineering documents, and equipment delivered or on order. The Work Product shall, in that event, be the sole and

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exclusive property of Motiva and may be used for any purpose Motiva desires without additional fee or cost. If Sunoco Partners elects to retain ownership of the Nederland Terminal Expansion, Motiva shall have no further obligations to Sunoco Partners hereunder. If Sunoco Partners elects to assign the Nederland Terminal Expansion and Work Product to Motiva, Motiva shall remove all Work Product from the Nederland Terminal premises within 180 (one hundred and eighty) days, and Motiva shall pay as follows:

(i) if Motiva cancels this Agreement at any time during the calendar year 2007, Motiva will reimburse Sunoco Partners for the lesser of (1) the actual reasonable expenses (including interest on the capital expenditures to date, at the prime rate charged by Citibank, N.A., New York, New York (or any successor thereof)) Sunoco Partners has incurred from the Effective Date until the date notice of termination is given by Motiva, subject to verification by Motiva; or (2) the pro rata percentage of Sunoco Partners’ quarterly forecast of expenses for 2007 as scheduled on EXHIBIT A, calculated based on when the notice is given by Motiva, subject to verification by Motiva;

(ii) If Motiva cancels this Agreement at any time from January 1, 2008 through the Commencement Date, Motiva will pay to Sunoco Partners an amount equal to the capital expenditures (including interest on the capital expenditures to date, at the prime rate charged by Citibank, N.A., New York, New York (or any successor thereof)) incurred by Sunoco Partners for the Nederland Terminal Expansion from the Effective Date until the date notice of termination is given by Motiva, plus a return on those capital expenditures of [******], subject to Motiva’s verification rights.

13.3 In addition to any other provisions of this Agreement relative to default, it is understood and agreed that if either Party hereto shall fail to substantially perform any of the

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material covenants or obligations imposed upon it under and by virtue of this Agreement, and such non-performance is not the result of Force Majeure, then in such event the other Party hereto may, at its option, terminate this Agreement by proceeding as follows: the Party not in default shall cause a written notice to be served on the Party in default stating specifically the cause for terminating this Agreement and declaring it to be the intention of the Party giving notice to terminate the same; whereupon the Party in default shall have thirty (30) days after the service of the notice in which to remedy or remove the cause or causes stated in the notice for terminating the Agreement. If within the thirty (30) day period the Party in default does so remedy or remove said cause or causes, then such notice shall be withdrawn and this Agreement shall continue in full force and effect. In case the Party in default does not so remedy or remove the cause or causes within the thirty (30) day period, then, at the option of the Party giving the notice, this Agreement shall become null and void from and after the expiration of the thirty (30) day period.

13.4 If a default cannot be reasonably cured within the thirty (30) day period and the Party in default has commenced to remedy the cause of default within such thirty (30) day period and continues diligently pursuing such remedy after such thirty (30) day period, then the Party not in default may not terminate this Agreement until such time as the Party in default stops diligently pursuing a remedy of the default or it becomes obvious after ninety (90) days following such thirty (30) day period that a remedy of the default is not immediately forthcoming. Any cancellation of this Agreement pursuant to the provisions of this Section shall be without prejudice to the rights of either Party including, but not limited to: 1) the right to collect any amounts then due such Party under the provisions of this Agreement; provided, however, that Motiva shall have no obligation to pay any Deficiency

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Payments if Sunoco Partners is the Party in default and unable to remedy such default; and 2) the right of Motiva to receive any Crude Oil for which it has paid the charges hereunder but has not received prior to the time of cancellation.

14.0 TAXES AND INSURANCE

14.1 Motiva shall pay any and all taxes, import duties, license fees and other government charges, if any, levied on the Crude Oil delivered to or stored in the Nederland Terminal or otherwise handled for Motiva’s account pursuant to this Agreement, including property taxes on the inventory owned by Motiva. Sunoco Partners shall pay any and all taxes, assessments or charges levied on the Nederland Terminal (real property and/or personal tax) or services performed.

The Throughput Fees described in Section 7 shall include all applicable taxes and fees and shall not be subject to additional adjustment for any tax or fee.

14.2 Sunoco Partners shall maintain, at its sole cost, at all times while performing under this Agreement, the following minimum insurance coverage with providers satisfactory to Motiva:

• Workers' Compensation	Limit: Statutory
• Employers' Liability	Limit: $5,000,000 each occurrence

For all its employees engaged in performing any services for Sunoco Partners under a Terminal Schedule, Worker’s Compensation Insurance and/or Longshoremen’s and Harborworker’s Compensation Insurance, or similar social insurance in accordance with and endorsed by Law which may be applicable to those employees.

• Commercial General Liability	Limit: $10,000,000 each occurrence

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Commercial General Liability Insurance (including, but not limited to, contractual liability) with combined personal injury and property damage.

• Automobile Liability	Limit: $10,000,000 each accident

Business or Commercial Automobile Liability insurance covering all vehicles used in performing any work pursuant to this Agreement, with such policy endorsed appropriately when hazardous materials transportation is involved.

Where permissible by law, insurance policies shall provide a waiver of subrogation in favor of Motiva, allow for the separation of insureds, shall be considered primary insurance to any insurance maintained by Motiva, and give Motiva thirty (30) days written notice of cancellation or material change. Any deductible or retention of insurable risks shall be for Sunoco Partners’ account. The Insurance required in this section and each certificate evidencing the Insurance shall name Motiva (and its members, subsidiaries, affiliates, and joint venture partners to the extent of their interest) an additional insured as it pertains to this Agreement, without regard to the allocation of liability provisions which may be contained in this Agreement, to the extent of any claim, loss, or liability within the scope of the required Insurance. Sunoco Partners has the right to self-insure any of the aforementioned coverages, provided that Sunoco Partners will provide Motiva with a letter evidencing such self-insurance.

15.0 INDEPENDENT CONTRACTOR

In performing the services pursuant to this Agreement, Sunoco Partners is acting solely as an independent contractor maintaining complete control over its employees and operations. Neither Party is authorized to take any action in any way whatsoever for or on behalf of the other, except as may be necessary to prevent injury to persons or property, or, to contain, reduce or clean up any spills that may occur.

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16.0 CUSTOMS ARRANGEMENTS

Sunoco Partners shall not be responsible for making broker and customs arrangements in connection with Crude Oil deliveries into and out of Nederland Terminal for Motiva. All charges resulting therefrom shall be paid directly by Motiva.

17.0 TITLE AND CUSTODY

Title to the Crude Oil delivered to the Nederland Terminal pursuant to this Agreement shall always remain with Motiva. Notwithstanding, Sunoco Partners shall be deemed to have custody of and responsibility for the Crude Oil when it enters the flange connection of Sunoco Partners’ receiving line at the discharge line of the delivering vessel.

Sunoco Partners’ custody of and responsibility for Motiva's Crude Oil stored in the tanks will terminate upon withdrawal of the Crude Oil from storage at the flange connection downstream of the Sunoco Partners meter bank used for deliveries to the Pipeline, at which time custody of the Crude Oil will transfer to Sunoco.

18.0 LOSS TOLERANCE

(a) Sunoco Partners shall at all times use reasonable care and diligence to preserve and protect the Crude Oil from damage or loss while in Sunoco Partners’ custody. Except for losses or damage caused by or contributed to by the actions of Motiva or Motiva’s employees, agents, authorized representatives or contractors, Sunoco shall be liable to Motiva for all damage to or loss of such Crude Oil per grade to the extent caused by Sunoco Partners’ negligence, gross negligence or willful misconduct. Sunoco Partners’ liability under this Section shall be limited to payment for lost or damaged Crude Oil as set forth herein, and shall not include consequential damages, including punitive or exemplary damages. Sunoco Partners also shall not be liable for damage to Crude Oil that is due to a Force Majeure event.

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(b) As soon as reasonably possible after the end of each Contract Year during the Term of this Agreement, but in any event no later than thirty (30) days following the end of the Contract Year, Sunoco Partners shall account to Motiva for all Crude Oil delivered to and stored at the Nederland Terminal during the prior Contract Year. Sunoco Partners shall be liable to Motiva for losses of Crude Oil as calculated in accordance with Section 18(d) excluding:

(i) a total tolerance for the Crude Oil handled under this Agreement and the T&D Agreement to cover normal handing and evaporation losses, not to exceed in the aggregate, between this Agreement and the T&D Agreement, [******] of the quantity of Crude Oil delivered to and stored at the Nederland Terminal and/or throughput in the Pipeline for Motiva’s account during such Contract Year;

(ii) any losses or shortages of any such Crude Oil during such Contract Year resulting from casualties not caused or contributed to by the negligence of Sunoco Partners, Sunoco Partners’ other customers, or third parties, or their agents, servants or employees.

(c) In the event that this Agreement is terminated at a time other than the close of a Contract Year, Sunoco Partners shall be liable for quantities of Crude Oil lost or unaccounted for during such fractional Contract Year, computed in accordance with the provisions hereof. Sunoco Partners shall account to Motiva as soon after the termination of this Agreement as is reasonably possible.

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(d) Losses of Crude Oil shall be determined on a monthly basis by subtracting the Book Balance from the Ending Stock, as follows:

(i) the “Book Balance” shall be the stock of Crude Oil in the Nederland Terminal and the Pipeline at the beginning of that month, plus receipts of Crude Oil into the Nederland Terminal at the flange connection of Sunoco Partners’ receiving line at the discharge line of the delivering vessel (measured in accordance with Section 11), minus the sum of deliveries of Crude Oil to the flange connection downstream of the meter bank at the entrance to the Port Arthur Refinery (located at the Miller Tank Farm);

(ii) the “Ending Stock” is the actual volume of Crude Oil in the Nederland Terminal and the Pipeline at the end of that month.

Once the loss is determined, the tolerances and adjustments of Section 18(b) above and in the corresponding provisions in the T&D Agreement shall be applied to arrive at an adjusted loss for such calendar month. This adjusted loss difference will be determined monthly and accumulated, in order to arrive at an accurate loss for the Contract Year involved.

(e) At the end of each Contract Year, Sunoco Partners shall pay to Motiva, for each Barrel of Crude Oil unaccounted for or lost in the aggregate under this Agreement and the T&D Agreement, for which Sunoco Partners is liable under the provisions of this Section and the corresponding provisions of the T&D Agreement, an amount equal to the price settlement for which the loss was accrued. The value of the Crude Oil for determining the price settlement shall be based upon the average posting for the month of settlement, based on the applicable published quote for each Crude Oil grade as defined in EXHIBIT C, for the month in which such loss occurred. Subject to Motiva’s reasonable approval, Sunoco Partners may provide substitute Crude Oil as payment for unaccounted for or lost Crude Oil.

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(f) In the event the measurements described in Section 18(d) above or in the corresponding provisions under the T&D Agreement indicate an aggregate net gain of Crude Oil during any period, the amount of and title to any such Crude Oil gained shall remain with Motiva.

(g) For the avoidance of doubt, it is the intent of the Parties that the gains, losses and tolerances be measured in the aggregate across both the Nederland Terminal and the Pipeline.

19.0 INDEMNIFICATION

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS SPECIFIED OTHERWISE ELSEWHERE IN THE AGREEMENT:

SUNOCO PARTNERS SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS MOTIVA, ITS MEMBERS, AFFILIATE AND SUBSIDIARY COMPANIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, SUBCONTRACTORS, AND AGENTS FROM AND AGAINST ANY LOSS, DAMAGE, CLAIM, SUIT, LIABILITY, FINE, PENALTY, JUDGMENT AND/OR EXPENSE (INCLUDING ATTORNEYS' FEES AND OTHER COSTS OF LITIGATION) (COLLECTIVELY “LIABILITY(IES)”), (A) ARISING FROM (I) INJURY, DISEASE OR DEATH OF ANY PERSONS, (II) DAMAGE TO OR LOSS OF ANY PROPERTY (INCLUDING BUT NOT LIMITED TO THE PORT ARTHUR REFINERY OR ANY CRUDE OIL), OR (III) DISCHARGES OR SPILLS OR LEAKS OF CRUDE OIL, CAUSED BY OR RESULTING FROM THE NEGLIGENT ACTS OR OMISSIONS OR WILLFUL MISCONDUCT OF OWNER, ITS EMPLOYEES, AGENTS, OR CONTRACTORS, IN OWNER’S PERFORMANCE OF THIS AGREEMENT; OR (B) ARISING OUT OF OWNER’S FAILURE, OR ITS EMPLOYEES, AGENTS, OR CONTRACTORS, TO COMPLY WITH ALL APPLICABLE FEDERAL, STATE, OR LOCAL GOVERNMENTAL LAWS, REGULATIONS, AND RULES.

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MOTIVA SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SUNOCO PARTNERS, ITS PARENT, AFFILIATE AND SUBSIDIARY COMPANIES AND THEIR DIRECTORS, OFFICERS, SUBCONTRACTORS, EMPLOYEES AND AGENTS FROM AND AGAINST ANY LIABILITIES, (A) ARISING FROM (I) INJURY, DISEASE OR DEATH OF ANY PERSONS, (II) DAMAGE TO OR LOSS OF ANY PROPERTY (INCLUDING, BUT NOT LIMITED TO SUNOCO PARTNERS’ FACILITIES), OR (III) DISCHARGES OR SPILLS OR LEAKS OF CRUDE OIL, CAUSED BY OR RESULTING FROM THE NEGLIGENT ACTS OR OMISSIONS OR WILLFUL MISCONDUCT OF MOTIVA IN THE PERFORMANCE OF THIS AGREEMENT; OR (B) ARISING OUT OF MOTIVA’S FAILURE TO COMPLY WITH ALL APPLICABLE FEDERAL, STATE, OR LOCAL GOVERNMENTAL LAWS, REGULATIONS, AND RULES.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE LOSS, DAMAGE, OR EXPENSES (INCLUDING LOST PROFITS OR SAVINGS) EVEN IF IT HAS BEEN ADVISED OF THEIR POSSIBLE EXISTENCE. ANY ACTION BY EITHER PARTY MUST BE BROUGHT WITHIN TWO (2) YEARS AFTER THE CAUSE OF ACTION AROSE.

Sunoco Partners or Motiva, as soon as practicable after receiving notice of any suit brought against it within this indemnity, shall furnish to the other full particulars within its knowledge thereof and shall render all reasonable assistance requested by the other in the defense. Each shall have the right, but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and/or settlement thereof without relieving the other of any obligations hereunder. The Parties’ obligations under this Section shall survive any termination of the Agreement. The foregoing indemnities shall not limit the insurance coverage applicable to Motiva under this Agreement.

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20.0 LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE OR CONSEQUENTIAL DAMAGES RESULTING FROM THE BREACH OF THIS AGREEMENT EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBLE EXISTENCE OF SUCH DAMAGES. ANY ACTION BY EITHER PARTY AGAINST THE OTHER ARISING FROM OR CONNECTED TO THIS AGREEMENT MUST BE BROUGHT WITHIN TWO (2) YEARS AFTER THE CAUSE OF ACTION AROSE.

21.0 MANAGEMENT OF HEALTH, SAFETY, AND ENVIRONMENTAL PROECTION SPILLS/ENVIRONMENTAL POLLUTION

21.1 Sunoco Partners shall take all reasonable precautions in connection with this Agreement to (1) ensure the safety and health of Sunoco Partners’ personnel and third parties; (2) ensure the impact of their activities on the environment is minimized; and (3) to protect all property whatsoever. Sunoco Partners shall

21.2 Have formal documented safe working procedures sufficient to provide control over the activities in support of this Agreement, including techniques for the identification and mitigation of risks;

21.3 Promptly advise Motiva of any incident involving Motiva’s Crude Oil handled under this Agreement and provide written follow-up information on any related investigation and corrective action within 14 days of the incident.

21.4 Motiva reserves the right to confirm compliance with this Section by means of a physical inspection of Sunoco Partner’s premises and a review of Sunoco Partners’ records and operating procedures for the Nederland Terminal, at Motiva’s expense.

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21.5 In the event of any Crude Oil spill or discharge or other environmental pollution caused by or in connection with the handling of Motiva’s Crude Oil, Sunoco Partners shall commence containment or clean-up operations and shall notify Motiva immediately of such operations. Unless such spill or discharge referred to in this Section 21 is the result of Motiva’s negligence, all costs of containment or clean-up shall be borne by Sunoco Partners. In the event a third Party is legally liable for costs and expenses borne by Motiva under this Section, Sunoco Partners shall cooperate with Motiva for the purpose of obtaining reimbursement.

21.6 Motiva shall obtain, read, understand and comply with the Nederland Terminal’s rules and regulations which set forth standards of conduct, safety, health, environmental, and certain procedures to which Motiva must adhere while on the Nederland Terminal premises. Motiva will instruct its employees, and subcontractors as to the requirements and will enforce compliance. Any personnel not complying with the Nederland Terminal’s rules and regulations will be promptly removed from the Nederland Terminal premises at Sunoco Partners’ discretion. Should there be a conflict between this Agreement and the local requirements of the Nederland Terminal, the more stringent requirement of the two shall apply.

22.0 ASSIGNMENT AND SUBLEASE

22.1 If Motiva, prior to the expiration of the Term of this Agreement (and any permitted extension thereof), enters into an agreement with a third-party purchaser other than an Affiliate (a “Third-Party Purchaser”) to purchase the Port Arthur Refinery (but not all or substantially all of Motiva's assets), Motiva shall notify Sunoco Partners of the agreement and the name and address of the Third-Party Purchaser no later than ninety (90) days prior

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to the closing of the sale of the Port Arthur Refinery. If Motiva is selling the Port Arthur Refinery, it shall assign this Agreement to the Third-Party Purchaser, except that Motiva will continue to be responsible for any payments due to Sunoco Partners for services provided by Sunoco Partners to Motiva prior to the effective date of such assignment.

22.2 Neither Sunoco Partners nor Motiva shall ever transfer, assign, or encumber this Agreement without the prior written consent of each of the other Party, which consent shall not be withheld if the transferee or assignee is credit-worthy and has the financial, technical and commercial capability to fulfill the transferring Party’s obligations under this Agreement, provided that the transferring Party provides such evidence as the other Party may reasonably request to verify the qualifications of the transferee or assignee. The foregoing shall not apply to the following situations:

(a) Motiva shall have the right to transfer or assign all of its rights under this Agreement to any Affiliate of Motiva or any entity that is successor to all or substantially all of Motiva's assets, without the prior written consent of Sunoco Partners; and

(b) Sunoco Partners shall have the right to transfer or assign all of its rights and obligations under this Agreement to any Affiliate, or any entity that is successor to all or substantially all of its assets, without the prior written consent of the other Party;

(c) Upon an assignment or transfer in compliance with Section 22.2, the transferring Party will cease to be responsible for the fulfillment of its obligations under this Agreement, except for such obligations as arose before the effective date of such assignment or transfer;

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22.3 Motiva shall have the right to subcontract all or any part of this Agreement for all or any part of the Term, provided that in such event, Motiva shall remain obligated to Sunoco Partners for the fulfillment of Motiva’s obligations under this Agreement.

23.0 RIGHT TO AUDIT

Motiva shall have the right, at reasonable times and on reasonable notice (but in no event on less than two (2) weeks notice), to audit the books and records of Sunoco Partners’ as these records pertain to the performance of services under the Agreement. Audits may be performed by the employees, independent accounting firms, and other designated representatives of Motiva (including internal auditing personnel—the selection of these personnel being subject to the sole consent of Sunoco Partners, which consent shall not be unreasonably withheld) at Motiva’s sole cost and expense. Sunoco Partners shall, at Motiva’s expense, fully cooperate with Motiva's representatives to accomplish the audit as expeditiously as possible.

24.0 BUSINESS STANDARDS

Sunoco Partners shall establish and maintain precautions to prevent its employees, agents or representatives from making, receiving, providing or offering substantial gifts, entertainment, payments, loans or other consideration to employees, agents or representatives of Motiva for the purpose of influencing those persons to act contrary to Motiva’s best interests. This obligation shall apply to the activities of the employees of Sunoco Partners in their relations with the employees of Motiva and their families and/or third parties arising from this Agreement. Further, Sunoco Partners agrees that all financial settlements, billings and reports rendered to Motiva or its representative shall reflect properly the facts about all activities and transactions handled for the account of Motiva.

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25.0 GOVERNING LAWS, RULES, AND REGULATIONS

25.1 This Agreement shall be subject to all valid and applicable federal, state, and local laws, rules, regulations, tariffs, and orders affecting either Sunoco Partners or Motiva.

25.2 Motiva expressly relieves Sunoco Partners of any and all obligations hereunder to provide facilities or services for the storage of Crude Oil when doing so would be contrary to any law, regulation, or ruling.

26.0 GOVERNING LAW AND ARBITRATION

This Agreement shall be interpreted and construed in accordance with the laws of the State of Texas, without regard to conflict of law principles.

In the event of a dispute, controversy, or claim arising out of or relating to this Agreement (“Dispute”), the Parties shall first undertake to settle their Dispute by good faith negotiations. Any Party may commence this process by serving the other Party with a written notice of the Dispute (a “Notice of Dispute”) that shall briefly describe the nature of the Dispute and the relief or remedy requested. If for any reason whatsoever the Dispute has not been settled within thirty (30) days of service of the Notice of Dispute, then the Parties agree to submit the Dispute to non-binding mediation with a neutral mediator selected by the Parties. The costs of such mediator will be borne equally by the Parties. If the Parties cannot agree on a mediator or if the Dispute cannot be settled at mediation within one hundred twenty (120) days of service of the Notice of Dispute, then the Parties agree to submit the Dispute to arbitration in Houston, Texas in accordance with the then current CPR International Institute for Conflict Prevention and Resolution Rules for Non-Administered Arbitration of the CPR International Institute for Conflict Prevention and Resolution and this provision. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. sections 1-16, to the exclusion of any provisions of state law inconsistent therewith or which would produce a different result. Judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction. The arbitration shall be held in Houston, Texas or such other location as may be convenient and agreed to in writing by the Parties. There shall be three arbitrators, one of which shall be selected by each Party and the third to be selected by the other two arbitrators. The

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arbitrators shall determine the Dispute of the Parties and render a final award in accordance with the substantive law of the State of Texas, excluding the conflicts provisions of such law. The arbitrators shall set forth the reasons for the award in writing. The terms hereof shall not limit any obligation of a Party to defend, indemnify or hold harmless another Party against court proceedings or other claims, losses, damages, or expenses. In the event any ancillary dispute between the Parties arises out of the Dispute, it may be resolved in the arbitration proceedings.

27.0 MISCELLANEOUS

27.1 Waivers and Remedies. The failure of either Motiva or Sunoco Partners to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a subsequent waiver of any provisions or the relinquishment of any rights for the future. Unless specifically provided otherwise in this Agreement, the rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by a Party shall not preclude or waive its right to use any or all other remedies. Rights and remedies hereunder are given in addition to any other rights a Party may have by law or in equity unless provided otherwise in this Agreement.

27.2 Drafting. As between the Parties, it shall be conclusively presumed that each and every provision of this Agreement was drafted jointly by Sunoco Partners and Motiva.

27.3 Notices. Notices under this Agreement will be considered properly given when mailed, registered or certified, or sent by a nationally recognized overnight carrier, return receipt requested, with postage prepaid, or sent by facsimile or telex and addressed as follows:

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If to MOTIVA ENTERPRISES LLC:

MOTIVA ENTERPRISES LLC
909 Fannin
Houston, Texas 77010
Attention: Motiva Supply Strategy Manager
Facsimile No. (713) 767-5666

If to SUNOCO PARTNERS MARKETING & TERMINALS L.P.

SUNOCO PARTNERS MARKETING & TERMINALS L.P.
1735 Market Street, Suite LL
Philadelphia, PA 19103
Attention: Vice-President Business Development
Facsimile No. 215-246-8287

With a copy to:

Attention: General Counsel
SUNOCO PARTNERS PARTNERS MARKETING & TERMINALS L.P.
1735 Market Street, Suite LL
Philadelphia, PA 19103
Facsimile No. (215) 246-8113

or to any addresses as may hereafter be designated by like notice. Notice given by mail will be effective forty-eight (48) hours after it is placed in a mailbox for mailing. Notice given by facsimile will be effective upon actual receipt if received during the recipients normal business hours, or at the beginning of the recipients next business day after receipt if not received during the recipients normal business hours; provided that notices by facsimile are confirmed promptly after transmission by delivery to the recipient of a copy thereof in writing by certified mail or personal delivery.

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27.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

27.5 Entirety of Agreement. This Agreement and the provisions of the T&D Agreement that are reflected herein, including any exhibits hereto, constitutes the sole and entire agreement among the Parties with respect to its subject matter and all other matters contained herein, superseding all prior negotiations, statements, representations, correspondence, offers, discussions, agreements, and understandings relating to this transaction. This Agreement may not be modified or altered orally or in any manner other than by an express agreement in writing signed by all persons or entities that are Parties to this Agreement at that time. This Agreement and the terms and conditions contained herein shall apply to and are binding upon the legal representatives, successors, and assigns of the Parties.

27.6 U.S. Dollars. All monetary amounts set forth herein are based on United States Dollars.

27.7 Survival of Termination. The Parties acknowledge and agree that any rights of a Party arising under this Agreement prior to its termination or expiration, including but not limited to a right to indemnification with respect to any matter, shall survive the termination or expiration of this Agreement.

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27.8 Authority

(a) Sunoco Partners represents and warrants to the others that it is a limited partnership duly organized under the laws the State of Texas and that it is qualified to do business in all jurisdictions relevant to its activities under this Agreement.

(b) Motiva represents and warrants that it is a limited liability company duly organized under the laws of its jurisdiction of organization and that it is qualified to do business in all jurisdictions relevant to its activities under this Agreement.

(c) Each Party represents and warrants that it has the requisite power and authority to enter into and perform its obligations under this Agreement and that, when executed and delivered to the other Party, this Agreement shall constitute a valid and legally binding obligation of that Party.

(d) Each Party represents and warrants that the execution, delivery, and performance by it of its obligations hereunder will not result in a breach of or constitute a default under any provision of its corporate charter, articles of incorporation, by-laws or certificate of limited partnership (for Sunoco Partners); limited liability company agreement (for Motiva); or any agreement or instrument to which it is a Party and which is material to its performance of its obligations hereunder or any order, judgment, or ruling of any court or governmental agency to which it is a Party or by which it is bound.

27.9 Savings Clause. If any term, covenant, or condition of this Agreement, or the application thereof to any person or circumstance, shall to any extent be held to be invalid or unenforceable, the remainder of this Agreement, or the application of any such term,

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covenant, or condition to persons or circumstances other than those as to which it has been held to be invalid or unenforceable, shall not be affected thereby, and, except to the extent of any such invalidity or unenforceability, this Agreement and each term, covenant, and condition of the Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

27.10 Headings Not Part of Agreement. Headings of articles, sections and subsections of this Agreement are inserted for convenience of reference only; they constitute no part of this Agreement and are not to be considered in the construction or interpretation of this Agreement

27.11 No Third Party Beneficiaries. This Agreement is not intended to confer any rights or benefits on any persons other than the Parties, and all third-Party beneficiary rights are expressly denied.

27.12 Costs and Expenses. Except as otherwise provided herein, each party shall bear its own costs and expenses, including but not limited to, attorney’s fees incurred in connection with this Agreement.

27.13 Confidentiality.

(a) All information generated or provided to any party or any Affiliate of any Party, including but not limited to, (i) documents (and amendments thereto) executed by, correspondence to or from and memoranda prepared by the other Party, relating to the expansion and operation of the terminaling facility, including the transportation, handling, and storage of Crude Oil, or any Audit, and (ii) this Agreement and any amendments hereto and all documents relating hereto, including

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documents or reports regarding accounting or throughput matters, shall be confidential and shall not be released to any entity other than a Party or its Affiliates, without the express review and prior written consent of the other Party.

(b) The confidentiality obligations shall not pertain to: (1) information which is in the public domain; (2) information which is published or otherwise becomes part of the public domain through no fault of the Parties or their Affiliates, or the respective directors, officers, managers, employees, agents, advisors, service providers or representatives of the Parties or their Affiliates; (3) information which a Party can demonstrate was in such Party’s (or an Affiliates of such Party’s) possession at the time of disclosure and was not acquired by such Party directly or indirectly from the other Party on a confidential basis; (4) information which becomes available to a Party on a non-confidential basis (whether directly or indirectly) from a source which, to the best of such Party’s knowledge, did not acquire the information on a confidential basis; (5) information which is independently developed by a Party not having access to the confidential information of the other Party; or (6) information which is required to be disclosed (i) by federal or state law, rule or regulation, stock exchange rules or by any applicable judgment, order or decree of any court or governmental authority having jurisdiction in the proceeding or (ii) in connection with the preparation of tax returns, communications with any governmental authority with respect thereto or proceedings relating to taxes; provided, however, that the Party required to disclose such information, to the extent practicable, shall provide the other Party with prompt notice thereof so that other such Party may seek a protective order or other appropriate remedy. In the event that a protective order or other remedy is not

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obtained, the Party required to disclose such confidential information will furnish only that portion of the information which the disclosing Party is advised by an opinion of its counsel is required in accordance with this section and such disclosing Party will exercise its best efforts to obtain reliable assurance that confidential treatment shall be accorded the information so furnished or disclosed.

27.14 Publicity Releases. Sunoco Partners, its employees, agents, and subcontractors shall not prepare photographs, articles, press releases, or speeches about the existence of, scope of, or construction or operation to be performed under this Agreement or any generalities or details about the Port Arthur Refinery premises or business plans, or Motiva’s use of the Nederland Terminal without Motiva’s prior written consent. Applications for approval must be submitted to Motiva in writing and outline the intended uses thereof. Neither Motiva nor Sunoco Partners will use the name or trademark of the other in any material prepared for public announcement, general publication or distribution to any third party without obtaining prior written permission of the other Party. Notwithstanding the foregoing, and subject to Section 27.13 “Confidentiality”, either Party may distribute a copy of this Agreement to any subsidiary, affiliate, agent, or subcontractor for the purposes of performance hereunder.

27.15 Definitions. Capitalized terms used without definition in the body of this Agreement shall have the meanings given them in SCHEDULE 1.

{REMAINDER OF PAGE LEFT INTENTIONALLY BANK – SIGNATURES FOLLOW}

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

WITNESS:	MOTIVA ENTERPRISES LLC

/s/ Michael W. Stokes	/s/ Forrest B. Lauher
By:
Forrest B. Lauher
Title:
Venture Manager
Date: December 15, 2006

WITNESS:	SUNOCO PARTNERS MARKETING & TERMINALS L.P.

By its general partner,

Sunoco Logistics Partners Operations GP LLC

/s/ Bruce D. Davis, Jr.	/s/ Deborah M. Fretz
By:
Deborah M. Fretz
Title:
President
Date: December 15, 2006

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EXHIBIT B

[******] Option

[******]

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EXHIBIT C

Quotes for Crude Oil Grades

At the end of each Contract Year, Sunoco shall pay to Motiva, for each Barrel of Crude Oil unaccounted for or lost, for which Sunoco is liable under the provisions of Section 6, an amount equal to the price settlement for the period in which the loss was accrued.

The value for determining the price settlement shall be based upon the average posting for the month of settlement on a delivered basis, based on the applicable published quote for each Crude Oil grade.

The following example is for illustration purposes only:

Example: Price Settlement for Arabian Crude Oil will be the delivered price for the specified Crude Oil grade basis the Platts WTI (prompt month average) for the delivery month.

= Platts WTI (prompt month average) + Saudi OSP ex-ship U.S. Gulf Coast (for delivery month and for applicable Crude Oil grade) + Delivery Costs

1.	Platts WTI monthly average is calculated using the WTI @ Cushing prices published in Platts Oilgram Price Report.

2.	Saudi OSP for ex-ship deliveries to the U.S. Gulf Coast as published in a mutually agreeable publication such as Petroleum Intelligence Weekly, Platt’s Oilgram Price Report or ARGUS.

3.	Delivery cost will be determined based upon Motiva’s estimated lightering cost per barrel and will be trued up when actual invoices are available. Motiva will supply the supporting invoice.

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EXHIBIT D

Nederland Terminal Port Manual

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SCHEDULE 1

Definitions

“Affiliate” shall mean, with respect to any Party, any corporation, partnership, limited liability company, trust, or other entity controlling, controlled by, or under common control with that Party.

“API” shall mean the American Petroleum Institute.

“API Gravity” shall mean a calculation of specific gravity in accordance with the scale developed by the API for measuring the relative density of petroleum liquids.

“Barrel” shall mean 42 United States standard gallons at 60 degrees Fahrenheit.

“BPH” shall mean Barrels per hour.

“Contract Year” shall mean the period beginning on the Commencement Date or any anniversary thereof and ending 365 consecutive days (366 consecutive days in the case a period has February 29th) later.

“Crude” or “Crude Oil” shall mean any grade of crude oil.

“Facility Mechanical Completion” with respect to a facility, shall mean that the facility is in-service and fully operational, with all construction, commissioning and testing complete.

“Nederland Terminal Port Manual” shall mean the operations manual for the port facilities at the Nederland Terminal, as amended or supplemented from time to time, a copy of which is attached to this agreement as EXHIBIT D.

“Pipeline Mechanical Completion” shall mean that the construction of the Pipeline is complete, with all testing complete (including hydrotesting), and the Pipeline is capable of delivering to the Port Arthur Refinery the quantities of Crude Oil specified in the T&D Agreement.